UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 4, 2024

PVH CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-07572	13-1166910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Madison Avenue,	New York,	New York	10017

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (212)-381-3500
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	PVH	New York Stock Exchange
4.125% Senior Notes due 2029	PVH29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
PVH Corp. (the “Company”) issued a press release on December 4, 2024 to report the Company’s earnings for the third quarter 2024, which is attached to this report as Exhibit 99.1.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit	Description
99.1	Press Release regarding third quarter 2024 earnings, dated December 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVH CORP.

By: /s/ James W. Holmes
James W. Holmes
Executive Vice President and Controller
Date: December 4, 2024